UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  December 13, 2010

FOREST OIL CORPORATION

(Exact name of registrant as specified in its charter)

New York

(State or other jurisdiction of incorporation)

1-13515	25-0484900
(Commission File Number)	(IRS Employer Identification No.)

707 17th Street, Suite 3600, Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)

303.812.1400

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                                             Regulation FD Disclosure.

On December 13, 2010, Forest Oil Corporation (“Forest”) issued a press release announcing that Lone Pine Resources Inc. (“Lone Pine”), a wholly-owned subsidiary of Forest, has filed a registration statement on Form S-1 (the “Registration Statement”) with the U.S. Securities and Exchange Commission (the “SEC”) related to the proposed initial public offering (the “IPO”) of shares of common stock of Lone Pine. Lone Pine will be the new parent of Canadian Forest Oil Ltd. (“Canadian Forest”), which owns all of Forest’s Canadian assets.

The information furnished in this Current Report under the heading “Item 7.01 Regulation FD Disclosure,” including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

Item 8.01                                             Other Events.

On December 13, 2010, Lone Pine, a wholly-owned subsidiary of Forest, filed a Registration Statement with the SEC related to the proposed IPO of shares of common stock of Lone Pine. Lone Pine will be the new parent of Canadian Forest, which owns all of Forest’s Canadian assets.

In connection with the IPO, Forest intends to contribute its ownership of Canadian Forest to Lone Pine.  Lone Pine plans to sell up to 19.9% of its common stock in the IPO, which it expects to complete in the first half of 2011.  The offering is intended to be done in a manner to preserve Forest’s ability to complete a tax-free spin-off of its remaining ownership in Lone Pine.  Lone Pine intends to use the net proceeds from the offering to repay intercompany debt amounts owed to Forest, and the remainder, if any, for general corporate purposes. Following the offering, Forest intends to distribute, or spin-off, its remaining ownership in Lone Pine to Forest’s shareholders. The spin-off is expected to occur approximately four months after the IPO; however, Forest will retain the right to decide whether to commence the spin-off at its discretion.

A registration statement relating to Lone Pine’s shares of common stock has been filed with the SEC but has not yet become effective. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any securities. Any offers, solicitations of offers to buy, or any sales of securities will only be made in accordance with the registration requirements of the Securities Act of 1933 or an exemption therefrom.

Item 9.01                                             Financial Statements and Exhibits.

(d)                                 Exhibits:

Exhibit	Description
99.1	Forest Oil Corporation press release dated December 13, 2010, entitled “Forest Oil Announces Initial Public Offering of its Canadian Operations.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOREST OIL CORPORATION
(Registrant)

Dated:	December 13, 2010	By:	/s/ CYRUS D. MARTER IV
Cyrus D. Marter IV
Senior Vice President, General
Counsel and Secretary

INDEX TO EXHIBITS FILED WITH THE CURRENT REPORT ON FORM 8-K

Exhibit	Description
99.1	Forest Oil Corporation press release dated December 13, 2010, entitled “Forest Oil Announces Initial Public Offering of its Canadian Operations.”